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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   April 17, 2001
                                                   --------------


                        CONVERGENT COMMUNICATIONS, INC.
            (Exact name of registrant as specified in its charter)

         Colorado                      333-53953                 84-1337265
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                      Identification No.)


                     400 Inverness Drive South, Suite 400
                           Englewood, Colorado 80112
                                (303) 749-3000
         (Address and telephone number of principal executive offices)


Item 5.  Other Events

     In a press release dated April 17, 2001, the company announced that (i) it has been unable to secure funding for its cash shortfall; (ii) it was reducing its workforce by approximately 400 employees; and (iii) that there was a strong possibility that the issuer and its wholly owned subsidiary Convergent Communications Services, Inc. will seek Chapter 11 protection under the Bankruptcy Code. A copy of the press release is attached.


Item 7.  Exhibits

         (c)  Exhibits

              99.1 Press release dated April 17, 2001.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Convergent Communications, Inc.


Date: April 17, 2001            By:      /s/ Martin E. Freidel
                                   -------------------------------------
                                             Martin E. Freidel
                                 Executive Vice President, General Counsel
                                               and Secretary